COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT       HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT             MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

                        Supplement to Current Prospectus

Effective immediately, the third through eighth paragraphs under the caption "Purchase Payments and Contract Values During Accumulation Period - Net Investment Factor" are replaced in its entirety by the following:

The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account's assets is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. Each Variable Account, except the Money Market Variable Account, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Managers when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Variable Accounts use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in a Variable Account's judgment, does not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and a Variable Account's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Variable Account determines the value of its assets, and therefore the Variable Account may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the Variable Account's valuation time. The Money Market Variable Account values its assets using the amortized cost method.

Effective immediately, the following is added to the prospectus:

Legal Proceedings. Massachusetts Financial Services Company ("MFS"), the Variable Accounts' investment adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigations of practices in the mutual fund industry identified as "market timing" mutual fund shares. MFS is cooperating with respect to these investigations. MFS has been informed that the SEC is considering whether to institute an enforcement action against MFS alleging false and misleading disclosure in certain MFS fund prospectuses and breach of fiduciary duty concerning market timing. The NYAG has also indicated that it is considering whether to commence an enforcement proceeding against MFS relating to these practices. MFS continues to discuss these matters with the SEC and the NYAG. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that MFS provide information to them.

In December 2003, MFS and Sun Life Financial Inc., along with certain MFS funds and Trustees who serve on the Board of Trustees of these MFS funds, were named as defendants in class action lawsuits filed in the United States District Court, District of Massachusetts seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain MFS funds during specified periods. The suits allege that certain defendants permitted market timing and late trading in the MFS funds which allegedly caused financial injury to the funds' shareholders. The defendants are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, sanctions, penalties, damages or injunctions regarding MFS, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance of MFS' mutual fund business.

Although MFS does not believe that these regulatory developments or lawsuits will have a material adverse effect on the Variable Accounts, there can be no assurance that these matters, the ongoing adverse publicity and/or other developments resulting from these matters will not result in increased Variable Account redemptions, reduced sales of Variable Account shares, or other adverse consequences for the Variable Accounts.




                 The date of this supplement is January 1, 2004.